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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): November 21, 1997


                              BAY BANCSHARES, INC.
             (Exact name of registrant as specified in its charter)



             TEXAS                      0-23299                 76-0046244
(State or other jurisdiction of  (Commission File Number)    (I.R.S. Employer
incorporation or organization)                              Identification No.)


      1001 HIGHWAY 146 SOUTH
          LA PORTE, TEXAS                                          77571
(Address of principal executive offices)                         (Zip Code)



       Registrant's telephone number, including area code:  (281) 471-4400

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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

     On November 21, 1997, Bay Bancshares, Inc. (the "Company") completed the previously announced acquisitions of Texas National Bank of Baytown ("TNB") and First Bank of Deer Park ("First Bank"). At June 30, 1997, TNB had total assets of approximately $14.1 million, total deposits of approximately $12.4 million and total stockholders' equity of approximately $1.6 million and First Bank had total assets of approximately $32.9 million, total deposits of approximately $26.8 million and total stockholders' equity of approximately $3.9 million.

     As part of the transaction with TNB, the Company acquired all of the issued and outstanding shares of TNB's common stock (the "TNB Common Stock") through the consolidation of TNB with a subsidiary of the Company formed solely to facilitate the acquisition of TNB. As a result of the consummation of the acquisition, TNB became a wholly-owned subsidiary of the Company, and immediately thereafter, TNB was consolidated with the Company's wholly-owned subsidiary, Bayshore National Bank (the "Bank"), with the Bank surviving.

     The acquisition of TNB by the Company was made pursuant to an Agreement and Plan of Consolidation by and among the Company, the Bank and TNB dated August 7, 1997. In consideration of the exchange by shareholders of their TNB Common Stock, holders of TNB Common Stock received a $2,400,000 aggregate cash payment from the Company. The purchase price was determined by arms-length negotiations between the Company and TNB. A portion of the funds used for the acquisition represent a portion of the proceeds obtained from the public offering of 600,000 shares of Company common stock (the "Offering") which closed on November 12, 1997.

     As part of the transaction with First Bank, the Company acquired all of the issued and outstanding shares of First Bank's common stock (the "First Bank Common Stock") through the merger of First Bank with a subsidiary of the Company formed solely to facilitate the acquisition of First Bank. As a result of the consummation of the acquisition, First Bank became a wholly-owned subsidiary of the Company, and immediately thereafter, First Bank was consolidated with the Company's wholly-owned subsidiary, Bayshore National Bank (the "Bank") with the Bank surviving.

     The acquisition of First Bank by the Company was made pursuant to an Agreement and Plan of Consolidation by and among the Company, the Bank and First Bank dated August 7, 1997. In consideration of the exchange by shareholders of their First Bank Common Stock, holders of First Bank Common Stock received a $7,970,000 aggregate cash payment from the Company. The purchase price was determined by arms-length negotiations between the Company and First Bank. A portion of the funds used for the acquisition represent a portion of the proceeds obtained from the Offering.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

          (a)  Financial statements of businesses acquired.

               (4) The financial statements of TNB and First Bank included in the Registration Statement on Form S-1 (Registration No. 333-36185) of Bay Bancshares, Inc. are substantially the same as the financial statements required by this Form 8-K and are incorporated by reference to such Registration Statement.

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          (b)  Pro forma financial information.

               (2) The pro forma financial information included in the Registration Statement on Form S-1 (Registration No. 333-36185) of Bay Bancshares, Inc. is substantially the same as the pro forma financial information required by this Form 8-K and is incorporated by reference to such Registration Statement.

          (c)  Exhibits.   The following materials are filed as exhibits to this
Current Report on Form 8-K:


 Exhibit
 Number                      Description of Exhibit
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  2.1               Agreement and Plan of Consolidation by and between Bay
                    Bancshares, Inc., Bayshore National Bank and Texas National Bank of Baytown dated August 7, 1997, together with the exhibits thereto (incorporated by reference to Exhibit No.
                    10.4 filed as part of the Registration Statement on Form S-1 (Registration No. 333-36185) of Bay Bancshares, Inc.).

  2.2 Agreement and Plan of Consolidation by and between Bay Bancshares, Inc., Bayshore National Bank and First Bank of Deer Park dated August 7, 1997, together with the exhibits thereto (incorporated by reference to Exhibit No. 10.5 filed as part of the Registration Statement on Form S-1 (Registration No. 333-36185) of Bay Bancshares, Inc.).


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              BAY BANCSHARES, INC.



                              By:  /s/ L. D. Wright
                                   ---------------------------------
                                   L. D. Wright
                                   President


Dated: December 5, 1997


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